EXHIBIT 10.14

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. INFORMATION THAT WAS OMITTED IN THE EDGAR VERSION HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

FIRST AMENDMENT TO

MATERIAL AND DATA TRANSFER, OPTION AND LICENSE AGREEMENT

THIS FIRST AMENDMENT TO MATERIAL AND DATA TRANSFER, OPTION AND LICENSE AGREEMENT (this “Amendment”) is made and entered as of January 4, 2019 (“Amendment Effective Date”), by and between NEOMED Institute, a not-for-profit corporation established under the Not-for-Profit Corporations Act (Canada), having an address at 7171 Frederick-Banting, Saint-Laurent, Quebec H4S 1Z9, Canada (“NEOMED”), and Artelo Biosciences, Inc., a Nevada corporation, having an address at 888 Prospect Street, Suite 210, La Jolla, California 92037, U.S.A. (“Artelo”).

WHEREAS, NEOMED and Artelo are parties to that certain Material and Data Transfer, Option and License Agreement dated as of December 20, 2017 (the “Agreement”); and

WHEREAS, NEOMED and Artelo wish to amend the Agreement to take into account, among such other changes set forth below, the additional cash and equity consideration to be paid by Artelo in partial consideration for the waiver by NEOMED of the payment of the amount of [***] in cash that was due NEOMED on [***] under the Agreement. All capitalized terms used in this Amendment which are not otherwise defined herein shall have the same meanings as set forth in the Agreement.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and promises contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, NEOMED and Artelo agree as follows:

1. Amendments to the Agreement.

a.	Section 3.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

“3.1 Option Grant. For a period commencing on the Effective Date and subject to early termination, ending on [***] (“Option Period”), Artelo shall have the sole and exclusive right, but not the obligation to receive an exclusive license under the Licensed IP Rights to research, develop, make, have made, use, offer for sale, sell, have sold and import Products and otherwise exploit the Licensed IP Rights in the Territory in the Field, subject to the terms and conditions of this Agreement (the “Option”). During the Option Period, NEOMED shall not, without Artelo’s prior written consent, directly or indirectly: (i) negotiate or enter into any agreement, arrangement or commitment according to which a Third Party is granted any right in the Territory under the Licensed IP Rights, (ii) take any action which may derogate from or conflict with, or refrain from taking any action which is necessary to preserve, the Option, or (iii) enter into any agreement, arrangement or commitment that would derogate from or conflict with the rights granted to Artelo under this Agreement.”

b.	Section 5.1.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

“5.1.1 Equity Grant. As partial consideration for the grant of the Option by NEOMED to Artelo and the supply of the Technology Transfer Materials, Artelo shall grant NEOMED (a) on the Effective Date, 120,000 fully paid and non-assessable shares of Artelo’s common stock subject to Artelo and NEOMED then executing a Common Stock Purchase Agreement in substantially the form attached hereto as Exhibit D (the “Purchase Agreement”), and (b) (i) within ten (10) business days following the consummation of a public offering of Artelo’s common stock prior to [***], that number of fully paid non-assessable shares of Artelo’s common stock equal to [***] divided by the price per share of common stock in such public offering, or (ii) if Artelo has not consummated a public offering of its common stock prior to [***], then within ten (10) business days following [***], that number of fully paid non-assessable shares of Artelo’s common stock equal to [***] divided by the closing bid price of Artelo’s common stock as shown on the OTCQB Venture Market as of [***], subject to in each case, as applicable, Artelo and NEOMED then executing a Common Stock Purchase Agreement in substantially the form attached hereto as Exhibit F (the “Second Purchase Agreement”). To the extent of any conflict between the terms of this Section 5.1.1 and the Purchase Agreement or the Second Purchase Agreement, the terms and conditions of the Purchase Agreement or the Second Purchase Agreement, as applicable, shall control and be determinative.”

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

c.	Section 5.1.2 of the Agreement is hereby amended and restated to read in its entirety as follows:

“5.1.2 Cash Consideration. As partial consideration for the grant of the Option by NEOMED to Artelo and the supply of the Technology Transfer Materials, Artelo shall make the following payments to NEOMED: (a) [***] due on the Effective Date, (b) [***], and (c) [***]; provided that if any of the foregoing payments have not accrued and become due prior to the earlier to occur of (i) the exercise of the Option by Artelo, and (ii) termination of this Agreement by Artelo pursuant to Section 12.2 hereof, then Artelo’s payment obligations with respect to such payments that have not accrued and become due shall be extinguished and become null and void.”

d.	A new Section 5.1.3 is added to the Agreement as follows:

“5.1.3 Additional Cash Consideration. As partial consideration for the grant of the Option by NEOMED to Artelo and the supply of the Technology Transfer Materials, Artelo shall make an investment of no less than [***], which shall be used by Artelo exclusively for the synthesis of the Compound to be used for clinical studies.

e.	The Second Purchase Agreement attached to this Amendment is hereby added to the Agreement as Exhibit F.

2. No Other Modifications. Except as specifically provided in this Amendment, the terms and conditions of the Agreement remain in full force and effect. No provisions of this Amendment may be modified or amended except expressly in a writing signed by both parties, nor shall any terms be waived except expressly in a writing signed by the Party charged therewith.

3. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows.]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment as of the Amendment Effective Date.

NEOMED Institute

By	/s/ Donald Olds
Donald Olds, President & CEO

ARTELO BIOSCIENCES, INC

By	/s/ Gregory D. Gorgas
Gregory D. Gorgas, President & CEO

[Signature Page to First Amendment to Material and Data Transfer, Option and License Agreement]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.